EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Ikanos Communications, Inc. (the “Company”) on Form 10-K for the period ended December 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael Gulett, President and Chief Executive Officer, and Cory J. Sindelar, Vice President and Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IKANOS COMMUNICATIONS, INC.

March 10, 2009	/s/ MICHAEL GULETT
Michael Gulett President and Chief Executive Officer (Principal Executive Officer)

March 10, 2009	/s/ CORY J. SINDELAR
Cory J. Sindelar Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)